THE ADVISORS' INNER CIRCLE FUND II

                     HANCOCK HORIZON PRIME MONEY MARKET FUND

                        SUPPLEMENT DATED OCTOBER 30, 2008
                                     TO THE
                                   PROSPECTUS
                               DATED MAY 31, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

PARTICIPATION IN THE TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS
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The Hancock Horizon Prime Money Market Fund (the "Fund"), with the approval of the Board of Trustees of the Advisors' Inner Circle Fund II, applied to participate in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Treasury Department (the "Treasury"). The Fund's participation in the Program is not certain until its agreement is reviewed and accepted by the Treasury, which is expected to take up to 10 days.

Under the Program, the Treasury will guarantee the share price of shares of the Fund outstanding as of September 19, 2008 at $1.00 per share if the Fund's net asset value falls below $0.995 (a "Guarantee Event"). Recovery under the Program is subject to certain conditions and limitations, including the following:

            o For each shareholder of the Fund, the Program provides a guarantee for the lesser of (a) the number of shares of the Fund owned by the shareholder as of the close on September 19, 2008, or (b) the number of shares of the Fund owned by the shareholder on the date of the Guarantee Event. The Program does not protect investors who were not shareholders of the Fund on September 19, 2008.

            o The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

            o     Recovery under the Program requires the Fund to liquidate.

            o In order to recover, a Guarantee Event must occur during the term of the Program (discussed below).

The initial term of the Program expires on December 18, 2008. The Program may be extended at the sole discretion of the Treasury, but expires not later than September 18, 2009. In order to participate in the Program during the initial term, the Fund is required to pay a participation fee. Participation in any extension of the Program will require payment of an additional fee, although there can be no assurance that the Fund will elect to participate, or be eligible to participate, in any extension of the Program. The cost of participating in the Program and any extension will be borne by Hancock
Advisers (the "Adviser"), the investment adviser of the Fund.

Additional information about the Program is available at http://www.ustreas.gov.

FUND LIQUIDATION

On October 24, 2008, the Board of Trustees of The Advisors' Inner Circle Fund II approved the liquidation of the Fund.

The Fund is expected to cease operations and liquidate on or about December 22, 2008. Prior to the Fund's date of liquidation (the "Liquidation Date"), Fund shareholders may redeem (sell) their shares in the manner described in the prospectuses under the heading "How to Sell Your Fund Shares." If no action is taken by a Fund shareholder prior to the Liquidation Date, the Fund will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Fund as of the Liquidation Date. The Adviser or its affiliates ("Horizon") have discretionary authority over certain Fund shareholder accounts.

In anticipation of the Fund's liquidation, the Adviser may manage the Fund in a manner intended to raise cash in order to facilitate the orderly liquidation of the Fund. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective during this time.

The liquidation distribution to shareholders will be treated as a payment in exchange for their shares. You should consult your personal tax adviser concerning your particular tax situation.




               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.


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